BORROWINGS	12 Months Ended
Dec. 31, 2024
Financial Instruments [Abstract]
BORROWINGS	BORROWINGS
Principal repayments on total borrowings due over the next five years and thereafter are as follows:

(US$ MILLIONS)	Total borrowings
2025	$113
2026	104
2027	1,420
2028	235
2029	5,940
Thereafter	940
Total - principal repayments	$8,752
Deferred financing costs and other accounting adjustments	(262)
Total - December 31, 2024	$8,490
Total - December 31, 2023	$8,823
Current and non-current non-recourse borrowings in subsidiaries of the company as at December 31, 2024, net of deferred financing costs and other accounting adjustments were $111 million and $8,379 million, respectively (2023: $793 million and $8,030 million, respectively). Non-recourse borrowings in subsidiaries of the company include borrowings made under subscription facilities of Brookfield-sponsored private equity funds.
The company has financing arrangements within its operating businesses that trade in public markets or are held at major financial institutions. The financing arrangements are primarily composed of term loans, credit facilities, and notes and debentures which are subject to fixed or floating rates. Most of these borrowings are not subject to financial maintenance covenants, however, some are subject to fixed charge coverage, leverage ratios and minimum equity or liquidity covenants.
As at December 31, 2024, the company’s operations were in compliance with or had obtained waivers related to all material covenant requirements, and the company continues to work with its subsidiaries to monitor performance against such covenant requirements. At the company’s healthcare services operation, subsequent to year-end, healthcare services obtained a forbearance agreement from its credit facility providers to provide the operations interest relief under its financing arrangements while the operations assess liquidity, and ongoing strategic initiatives.
The following table summarizes the weighted average interest rates and terms of non-recourse borrowings in subsidiaries of the company as at December 31, 2024 and 2023:

	Weighted average rate (%)		Weighted average term (years)		Total
(US$ MILLIONS, except as noted)	2024	2023	2024	2023	2024	2023
Total	9.0%	10.1%	5.5	6.5	$8,490	$8,823
The company enters into interest rate derivatives to mitigate the risk of interest rate movements on its floating rate debt instruments. Refer to Note 27 and Note 28 for additional information on the company’s interest rate derivatives and financial risk management. As at December 31, 2024, the weighted average interest rate of the company’s total non-recourse borrowings including the effect of interest rate derivatives was 8.5%.
The following table summarizes the non-recourse borrowings in subsidiaries of the company by currency as at December 31, 2024 and 2023:

(US$ MILLIONS, except as noted)	2024	Local currency		2023	Local currency
U.S. dollars	$5,755		$5,755	$5,705		$5,705
Brazilian reais	1,821	R$	11,277	2,264	R$	10,958
Australian dollars	914	A$	1,477	854	A$	1,254
Total	$8,490			$8,823